Trade and other receivables	12 Months Ended
Dec. 31, 2025
Trade and other receivables.
Trade and other receivables

21Trade and other receivables

	2025	2024
Bullion sales receivable	7,718	4,095
VAT receivables	3,864	8,164
Deposits for stores, equipment and other receivables	289	416
	11,871	12,675

21Trade and other receivables (continued)

The carrying value of trade receivables is considered a reasonable approximation of fair value and are short term in nature. No provision for expected credit losses was recognised in the current or prior period as none of the debtors were past due and there has been no historic credit losses on debtors. Up to the date of approval of these financial statements all of the outstanding bullion sales receivable were settled in full.

The VAT receivable received will be applied against our other taxes payable.